UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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American Safety Insurance Holdings, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

44 Church Street

Hamilton HM HX, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held June 24, 2004

The Annual General Meeting of Shareholders of American Safety Insurance Holdings, Ltd. will be held at the Southampton Princess Hotel, Southampton, Bermuda on Thursday, June 24, 2004, at 9:00 a.m. local time, for the following purposes:

1.	To elect two members to the Company’s Board of Directors to serve three year terms expiring at the 2007 Annual General Meeting of Shareholders (Proposal 1).

2.	To elect one member to the Company’s Board of Directors to fill a vacancy and serve the two year balance of a term expiring at the 2006 Annual General Meeting of Shareholders (Proposal 2).

3.	To ratify the Audit Committee’s reappointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2004 (Proposal 3).

The Board of Directors has set May 10, 2004 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS LISTED ABOVE AND MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MARKING EACH PROPOSAL, THEN SIGNING AND MAILING THE PROXY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

By Order of the Board of Directors

Fred J. Pinckney, Secretary

May 24, 2004

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

PROXY STATEMENT

Annual General Meeting of Shareholders

To Be Held June 24, 2004

PROXY SOLICITATION AND VOTING

General

This Proxy Statement is being furnished in connection with the Board of Director’s solicitation of proxies from the shareholders of American Safety Insurance Holdings, Ltd. for use at the Annual General Meeting of Shareholders (the “Annual Meeting”).

The Company is a specialty insurance holding company organized under the laws of Bermuda which, through its subsidiaries, develops, underwrites, manages and markets primary casualty insurance and reinsurance programs in the alternative insurance market in all 50 states for environmental remediation, contracting and other specialty risks. The Company is also the owner/developer of Harbour Village Golf & Yacht Club, a residential condominium, marina, par 3 golf course and beach club development in Ponce Inlet, Florida. Unless otherwise indicated by the context, the term “Company” or “American Safety” shall refer to American Safety Insurance Holdings, Ltd. and its subsidiaries.

The enclosed proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his shares voted by proxy, even if he attends the Annual Meeting. Any proxy may be revoked by the person giving it at any time before its exercise, by notice to the Secretary of the Company, by submitting a proxy having a later date, or by such person appearing at the Annual Meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before their exercise, will be voted in the manner specified therein. If a proxy is signed and no specification is made, the shares represented by the proxy will be voted for each of the Proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the proxy with respect to any other matters presented for action at the Annual Meeting.

This Proxy Statement and the enclosed proxy are being mailed to the Company’s shareholders on or about May 24, 2004.

Record Date and Outstanding Shares

The Board of Directors has set May 10, 2004 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 6,921,935 common shares of the Company issued and outstanding.

Quorum and Voting Rights

A quorum for the transaction of business at the Annual Meeting consists of the holders of at least one-third of the outstanding common shares of the Company entitled to vote at the Annual Meeting present in person or represented by proxy.

Each holder of common shares of the Company is entitled to one vote per share on each matter to come before the Annual Meeting, other than a holder subject to the 9.5% voting limitation as set forth in the Company’s Bye-Laws. Each of the Proposals requires the affirmative vote of a majority of the common shares of the Company present in person or represented by proxy at the Annual Meeting. The Company’s Bye-Laws do not provide for cumulative voting.

Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with the matters presented for action at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial ownership. Under New York Stock Exchange rules, brokers or other nominees who are New York Stock Exchange members are expected to have discretionary voting power for the election of directors (Proposal 1 and Proposal 2) and the ratification of the independent accountants (Proposal 3). Accordingly, abstentions and broker non-votes (if any) with respect to each Proposal will not be counted as votes cast and will have no affect on the result of the vote, although they will count toward the presence of a quorum.

Solicitation of Proxies

In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit proxies in favor of the Proposals, if deemed appropriate, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the common shares of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of proxies for the Annual Meeting will be borne by the Company.

ELECTION OF DIRECTORS

(Proposals 1 and 2)

General

The members of the Board of Directors of the Company are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three year terms, and the shareholders of the Company electing one class annually. The Board of Directors presently consists of eight members.

The Board of Directors has nominated (i) two persons for election at the Annual Meeting as directors of the Company to serve three year terms which will expire in 2007 (Proposal 1) and (ii) one person for election at the Annual Meeting as a director of the Company to fill a vacancy and serve the two year balance of a term which will expire in 2006 (Proposal 2). Two of the nominees are presently directors of the Company and one current director, Frederick C. Treadway, is not standing for election. The terms of the other directors of the Company who are not up for election will continue as set forth below. Each nominee has agreed to his nomination and to serve as a director, if elected. If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the proxies will vote for the election of another nominee designated by the Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected.

Set forth below is information about each nominee for election as a director, and each incumbent director whose term of office expires in 2005 or 2006.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 AND PROPOSAL 2 TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR THREE YEAR TERMS EXPIRING IN 2007.

William O. Mauldin, Jr., age 63, has served as a director of the Company since 1986. Mr. Mauldin has been president of Midwest Materials Co. in Springfield, Missouri since 1975, which is engaged in insulation and cold storage contracting. Mr. Mauldin has 36 years experience in the construction business.

Jerome D. Weaver, age 49, has served as a director of the Company since 2001. Mr. Weaver has been chief executive officer of Specialty Systems, Inc. in Indianapolis, Indiana since 1996, which is engaged in general construction and asbestos abatement. He has been employed by Specialty Systems, Inc. since 1989 and has 14 years experience in the construction business.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS FOR TWO YEAR TERM EXPIRING IN 2006.

Frank D. Lackner, age 35, is a managing director with Torsiello Capital Partners LLC in New York, New York, engaged in providing investment banking and financial advisory services to the global insurance and financial services industry, since October 2001. From 1998 to 2001, Mr. Lackner was co-founder and president of RiskContinuum, Inc., an online reinsurance exchange start-up venture established to facilitate reinsurance opportunities for insurance brokers, corporate risk managers, insurance and reinsurance companies, which has ceased operations. From 1993 to 1997, he was a vice president with Insurance Partners L.P., a private equity investment partnership specializing in financial services. From 1992 to 1993, Mr. Lackner was an assistant underwriter with Centre Reinsurance Companies, a subsidiary of Zurich Financial Services, engaged in finite risk reinsurance and insurance transactions. Prior to Centre Re, Mr. Lackner was an investment banking analyst in the insurance group at Donaldson, Lufkin & Jenrette Securities Corp. from 1990 to 1992. Mr. Lackner has 14 years experience in the insurance and reinsurance industry.

MEMBERS OF THE BOARD OF DIRECTORS WHOSE TERMS EXPIRE IN 2005.

Stephen R. Crim, age 40, became President and Chief Executive Officer of the Company on January 1, 2003 and was President of the Company’s insurance and reinsurance operations since January 1, 2002. Prior to becoming President and Chief Executive Officer, Mr. Crim was responsible for all of the Company’s underwriting functions since joining the Company in 1990. Previously, Mr. Crim was employed in the underwriting departments of Aetna Casualty and Surety and The Hartford Insurance Co. between 1986 and 1990. Mr. Crim has 18 years experience in the insurance industry.

David V. Brueggen, age 57, has served as a director of the Company since 1986. Mr. Brueggen is senior vice president of finance of Anson Industries, Inc. in Melrose Park, Illinois, which is engaged in drywall, acoustical and foam insulation contracting. Mr. Brueggen has been employed by Anson Industries, Inc. since 1982. Previously, he was an audit manager with of an international public accounting firm for 10 years. Mr. Brueggen is a certified public accountant.

Lawrence I. Geneen, age 60, has served as a director of the Company since 2003. He is president and owner of an insurance risk management and strategic consulting firm in Scarsdale, New York. From 1999 to 2001, he was executive vice president and chief operating officer of American Management Association in New York, New York, which is engaged in management training and publishing. From 1997 to 1999, Mr. Geneen was a managing director of Marsh & McLennan, Inc. in New York where he was responsible for global sales and client management leadership in its insurance brokerage business. From 1992 to 1997, he was a managing principal and owner of Johnson and Higgins and from 1974 to 1992 he was employed in a number of executive sales positions and management positions in its insurance brokerage business. Mr. Geneen has 38 years experience in the insurance business.

MEMBERS OF THE BOARD OF DIRECTORS WHOSE TERMS EXPIRE IN 2006.

Cody W. Birdwell, age 51, has served a director of the Company since 1986, Mr. Birdwell has been president of Houston Sunbelt Communities, L.C. in Houston, Texas, since 1993, which is engaged in subdivision and mobile home community development and sales. Mr. Birdwell has 19 years experience in general and environmental contracting.

Thomas W. Mueller, age 50, has served as a director of the Company since 1986. Mr. Mueller has been vice president of Cardinal Industrial Insulation Co., Inc. in Louisville, Kentucky, since 1975, which is engaged in industrial insulation and asbestos and sound abatement. Mr. Mueller has 28 years experience in construction business.

RATIFICATION OF AUDITORS

(Proposal 3)

The Board of Directors requests that the shareholders of the Company ratify the Audit Committee’s reappointment of KPMG LLP as the Company’s independent public accountants for the year ending December 31, 2004. KPMG has served as the Company’s independent auditors since 1993.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3 TO RATIFY THE REAPPOINTMENT OF KPMG.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Board of Directors of the Company had six meetings and acted by unanimous consent once during 2003. All directors attended at least 75% of all of the meetings of the Board of Directors and the committees thereof on which they served during 2003.

Independence

The New York Stock Exchange listing standards require listed companies to have a board of directors with at least a majority of independent directors. The Board has determined that each current director and each nominee for election, with the exception of Messrs. Crim and Treadway (who are currently employed by the Company, or who have been employed by the Company within the last three years), qualifies as an independent director. In determining each director’s independence, the Board did consider that Messrs. Brueggen, Mueller and Treadway are officers of American Safety Risk Retention Group, Inc. This entity is consolidated with the Company for accounting purposes and, for purposes of independence analysis, is considered an affiliate of the Company, and thus does not prevent these directors from being considered independent.

Committees of the Board

The Board of Directors has established five standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee, the executive committee and the finance committee.

The audit committee is composed of independent directors and reviews the scope of the Company’s audit, recommends to the Board of Directors the engagement of independent accountants, and reviews such accountants’ reports. The audit committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The current members of the audit committee are Messrs. Birdwell, Brueggen and Weaver. The Board has determined that Mr. Brueggen is qualified as an “audit committee financial expert” within the meaning of the Securities and Exchange Commission regulations, and has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The audit committee held six meetings during 2003.

The compensation committee recommends to the Board of Directors matters regarding executive compensation and stock options. The current members of the compensation committee are Messrs. Brueggen, Mueller and Treadway. The compensation committee held two meetings during 2003.

The nominating and corporate governance committee has as its purpose identifying individuals qualified to become members of the Board and to recommend to the Board candidates for election or reelection as directors; monitoring and recommending corporate governance and other Board practices; and overseeing performance reviews of the Board, its committees and the individual members of the Board. The nominating committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix B. The current members of the nominating and corporate governance committee are Messrs. Birdwell, Brueggen, Geneen and Mueller. The nominating and corporate governance committee was established by the Board in January 2004.

The executive committee exercises the general power and authority of the Board of Directors between meetings of the Board of Directors. The current members of the executive committee are Messrs. Birdwell, Brueggen, Crim and Treadway. The executive committee acted by unanimous written consent three times during 2003.

The finance committee is responsible for recommending portfolio allocations to the Board of Directors, approving the Company’s guidelines which provide standards to ensure portfolio liquidity and safety, approving investment managers and custodians for portfolio assets, and considering other matters regarding the financial affairs of the Company. The current members of the finance committee are Messrs. Birdwell, Brueggen and Mauldin. The finance committee held two meetings during 2003.

Executive Sessions

The independent directors meet in executive sessions, at which only independent directors are present, on a regularly scheduled basis after each meeting of the Board of Directors and as needed.

Board Attendance at Annual Meeting

It is the policy of the Company and the Board of Directors that all directors attend the Annual Meeting and be available for questions from shareholders, except in the case of unavoidable conflicts.

Shareholder Communications to the Board

Shareholders and other parties interested in communicating directly with the Company’s Board of Directors or any individual may contact them by writing c/o Secretary, 44 Church Street, Hamilton HM HX, Bermuda. The Secretary will receive the correspondence and forward it to the individual director or directors to whom the correspondence is directed or the chairman of the Nominating and Corporate Governance Committee. The Secretary will not forward any correspondence that is unduly hostile, threatening, illegal, not reasonably related to the Company or its business or similarly inappropriate.

Consideration of Director Nominees

The nominating and corporate governance committee has been delegated the task of seeking qualified candidates for directors and evaluating and recommending for subsequent ratification by the Board for nomination candidates for election or reelection as directors. The Board believes that candidates for director should have certain minimum qualifications, including the characteristics described in our nominating and corporate governance committee charter. In searching for potential Board nominees, the nominating and corporate governance committee seeks directors who are able to devote significant time and effort to Board and Board committee responsibilities. The nominating and corporate governance committee also considers whether a nominee is “independent” based on regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange.

The nominating and corporate governance committee has not to date considered nominees recommended by shareholders but expects to reassess this process in the future. However, shareholders may nominate persons to serve as directors at the Annual Meeting.

Director Compensation

Pursuant to the Company’s 1998 Directors Stock Award Plan, as amended, all directors (who are not full-time employees) have been awarded an annual “retainer award” in the form of common shares of the Company having a fair market value of $15,000. The retainer award shares are granted to the directors who are serving as directors immediately after each Annual General Meeting and the fair market value of the common shares is determined as of that date. The retainer award shares vest as of the day immediately preceding the next Annual Meeting following the date of grant.

During 2003, directors were also paid $500 per day for attendance at each meeting of the Board of Directors or each meeting of a committee of the Board of Directors on which they serve. Directors also are reimbursed for their reasonable travel expenses in connection with their Board service.

Code of Business Conduct and Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics in accordance with rules o the Securities Exchange Commission and the New York Stock Exchange listing standards applicable to all directors, officers and employees, including the principal executive officers, principal financial officers, principal and senior accounting officers or controller, or person performing similar functions. The Code of Business Conduct and Ethics is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. The Company’s Code of Business Conduct and Ethics is attached to this Proxy Statement as Appendix C.

Executive Compensation

The following table sets forth information regarding the annual compensation paid to the Chief Executive Officer and the two other executive officers of the Company who received a combined salary and bonus in excess of $100,000 (the “Named Executive Officers”) for services rendered in all capacities to the Company during the years indicated:

Summary Compensation Table

		Annual Compensation	Long Term Compensation Awards
Name and Principal Position	Year	Salary and Bonus	Securities Underlying Options Granted	All Other Compensation (1)
Stephen R. Crim Chief Executive Officer and President	2003 2002 2001	497,000 377,000 131,000	107,000 20,000 —	6,000 5,500 3,930

Joseph D. Scollo, Jr. Executive Vice President—Operations	2003 2002 2001	350,583 291,000 208,278	61,000 12,000 —	6,000 5,500 5,250

Steven B. Mathis Chief Financial Officer	2003 2002 2001	216,000 180,750 170,750	23,000 7,000 —	5,520 5,423 4,192

(1)	Represents amounts accrued for contributions by the Company with respect to its 401(k) plan.

Stock Option Plan

The Company maintains the 1998 Incentive Stock Option Plan, as amended (the “Incentive Plan”), which is intended to further the interests of the Company and its shareholders by attracting, retaining and motivating officers, employees, consultants and advisors to participate in the long-term development of the Company through ownership of common shares. The Incentive Plan provides for the grant of stock options, which may be either non-qualified stock options or incentive stock options for tax purposes.

The Incentive Plan is administered by the compensation committee of the Company’s Board of Directors. The compensation committee is authorized to determine the terms and conditions of all option grants, subject to the limitations set forth in the Incentive Plan. In accordance with the terms of the Incentive Plan, the option price per share shall not be less than the fair market value of the common shares on the date of grant and the term of any options granted may be no longer than ten years, and there may or may not be a vesting period before any recipient may exercise any such options. The rights of recipients receiving these stock options generally vest equally over three years, beginning with the first anniversary date of grant, and expire ten years from the date of grant.

Stock Option Grants, Exercises and Year-End Values

The following table sets forth information regarding stock option grants, exercises and year-end values as of December 31, 2003 by the Named Executive Officers identified in the Summary Compensation Table above. See Compensation Committee Report on Executive Compensation below.

Option Grants in 2003

	Number of Securities Underlying Options	Percent of Total Options Granted to Employees	Exercise Price Per	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)

Name	Granted	in 2003	Share	Date	5%	10%
Stephen R. Crim	12,000 95,000	4 31	6.75 8.57	1/30/13 6/19/13	50,940 512,015	129,093 1,297,545

Joseph D. Scollo, Jr.	11,000 50,000	4 16	6.75 8.57	1/30/13 6/19/13	46,695 269,981	118,338 682,919

Steven B. Mathis	8,000 15,000	3 5	6.75 8.57	1/30/13 6/19/13	33,960 80,844	86,062 204,876

(1)	The dollar amounts calculated represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the stock price on the date of grant appreciates at the specified annual rates of appreciation, compounded annually over the term of the option. These calculations are based on rules promulgated by the Securities and Exchange Commission.

The following table sets forth information regarding options exercised in 2003 and the number and value of exercised and unexercised stock options held as of December 31, 2003 by the Named Executive Officers identified in the Summary Compensation Table above.

Aggregated Option Exercises in 2003 and Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen R. Crim	0	0	89,667	120,333	371,030	564,420
Joseph D. Scollo, Jr.	0	0	31,000	69,000	124,010	331,040
Steven B. Mathis	0	0	24,333	27,667	102,610	138,860

(1)	The dollar value was calculated determining the difference between the fair market value of the underlying securities on the date of exercise and the exercise price of the options.
(2)	The dollar value was calculated determining the difference between the fair market value of the underlying securities at December 31, 2003 ($13.11 per share) and the exercise price of the options.

Equity Compensation Plan Information

The following table sets forth the information regarding securities to be issued upon the exercise of outstanding options and share awards, the weighted average price of such options and share awards and securities remaining available for the issuance, as of December 31, 2003.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weight-average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders(1)	943,550	7.60	544,283
Equity compensation plans approved by security holders(2)	9,378	N/A	75,422
Equity compensation plans not approved by security holders(3)	65,500	7.08	0

Total	1,018,428		619,705

(1)	Includes securities available for future issuance under the 1998 Incentive Stock Option Plan.
(2)	Includes securities available for future issuance under the 1998 Directors Stock Award Plan.
(3)	Includes securities available for future issuance prior to the adoption of the 1998 Incentive Stock Option Plan. The Company issued an option to purchase 65,500 shares to an officer at an exercise price of $7.08, which represented the fair market value of the common shares on the date of grant.

Compensation Committee Interlocks and Insider Participation

Since January 2001, Frederick C. Treadway, a director of the Company and a member of the Board’s compensation committee, has served as president of the Company’s subsidiary, Rivermar Contracting Company, in connection with the construction of Harbour Village Golf & Yacht Club in Ponce Inlet, Florida. Mr. Treadway’s employment agreement has a term of five years and provides for an annual salary of $100,000, a grant of non-incentive stock options which are immediately exercisable, and other customary executive benefits.

COMPENSATION COMMITTEE REPORT

The compensation committee of the Company’s Board of Directors is composed of three directors and recommends to the Board of Directors matters regarding executive compensation. The compensation for each of the Company’s executive officers consists of a base salary, an annual discretionary bonus, stock options, health insurance and other benefits. The compensation committee generally reviews salary recommendations with the Company’s Chief Executive Officer with regard to other executive officers and employees. The compensation committee reviews salary recommendations based upon an evaluation of the individual’s performance of the position held, the Company’s operating results, and the individual’s contribution to the Company’s operating results. The base salary is intended to be competitive with base salaries paid by other insurance companies to executives with similar qualifications, experience and responsibilities. In addition to the base salary, each executive is eligible for an annual discretionary bonus based on the Company’s performance and an award of stock options. The intended purpose of granting stock options to the Company’s executives is to align the interests of each executive with the interests of the Company’s shareholders. Stock options are granted under the Company’s Incentive Plan at the prevailing market price on the date of grant and would only have value if the Company’s stock price increases. Grants of stock options generally are based on the position held by the executive and the evaluation of the executive’s past and expected future contributions to the Company’s operating results.

Stephen R. Crim, then Executive Vice President of the Company and President of the Company’s United States insurance and Bermuda reinsurance operations, entered into a three year employment agreement with the Company in January 2002, which provided for an annual base salary of $275,000 in 2002, $300,000 in 2003 and $325,000 in 2004, annual discretionary bonus, and other customary executive benefits including stock options and health insurance. Mr. Crim became Chief Executive Officer and President of the Company effective January 1, 2003. Mr. Crim’s compensation is determined pursuant to the principles noted above, and specific consideration is given to Mr. Crim’s responsibilities and his contribution to the Company’s operating results.

Thomas W. Mueller, Chairman

David V. Brueggen

Frederick C. Treadway

The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

AUDIT COMMITTEE REPORT

The audit committee of the Company’s Board of Directors is composed of independent directors and operates under a written charter adopted by the Board of Directors. Each member of the audit committee is independent and the committee complies with other New York Stock Exchange requirements. The primary function of the audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and (iii) the Company’s auditing, accounting and financial reporting processes generally.

The audit committee also recommends to the Board of Directors the appointment of the Company’s independent accountants. Management of the Company is responsible for the internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In the performance of its oversight function, the audit committee has performed the duties required by its charter, including meetings and discussions with management and the independent accountants, and has reviewed and discussed the consolidated financial statements with management and the independent accountants. The audit committee has also discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards Number 61, Communication with Audit Committees, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements. The audit committee has also received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard Number 1, Independent Discussions with Audit Committees, and has discussed with the independent accountants such firm’s independence with respect to the Company.

Based on the reports by, and discussions with, management and the independent accountants, the audit committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for year ended December 31, 2003.

David V. Brueggen, Chairman

Cody W. Birdwell

Jerome D. Weaver

The information contained in the Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Principal Public Accounting Firm Fees

The following represents the fees billed to the Company for the two most recent fiscal years by KPMG — the Company’s principal public accountant for 2002 and 2003:

	2002	2003
	(in thousands)
Audit Fees (1)	$340	$537
Audit-Related Fees	—	—
Tax Fees	114	84
All Other Fees	—	—

Total	$454	$621

(1)	Includes services performed in connection with financing transactions.

The audit committee of the Company’s Board of Directors considered the provision of non-audit services by KPMG and determined that the provision of such services was consistent with maintaining the independence of such accountants. The chairman of the audit committee pre-approves audit and non-audit services provided by KPMG pursuant to delegated authority.

No representative of KPMG is expected to attend the Annual Meeting.

PERFORMANCE GRAPH

The following performance graph compares the total shareholder return on the Company’s common shares with (i) the Standard & Poor’s 500 Index, (ii) a peer group index used through 2000 for less than $250 million asset-size insurance companies, and (iii) a peer group index (as a result of the growth in the Company’s asset-size during 2001) for $250 to $500 million asset-size insurance companies, assuming an investment of $100 on December 31, 1998. The comparison in the performance graph is based on historical data and is not intended to forecast future performance of the Company’s common shares. The source of the performance graph is SNL Securities, Charlottesville, Virginia.

	1998	1999	2000	2001	2002	2003
American Safety Insurance Holdings, Ltd.	100	68	64	92	77	144
S&P 500	100	121	110	97	76	98
SNL $250-$500M Insurance Asset-Size Index	100	80	92	116	119	149

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the common shares of the Company owned as of May 10, 2004 (i) by each person who beneficially owns more than 5% of the common shares, (ii) by each of the Company’s directors, (iii) by each of the Company’s Named Executive Officers identified in the Summary Compensation Table above, and (iv) by all directors and executive officers of the Company as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to such common shares.

Name of Beneficial Owner	Number of Shares(1)	Percentage Ownership
Frederick C. Treadway(2)	1,113,566	15.5%
Thomas W. Mueller(3)	449,014	6.5
David V. Brueggen(4)	291,429	4.2
William O. Mauldin, Jr.(5)	230,383	3.3
Cody W. Birdwell(6)	200,809	2.9
Stephen R. Crim(7)	185,247	2.6
Jerome D. Weaver(8)	2,076	*
Larry I. Geneen (9)	0	*
Joseph D. Scollo, Jr.(10)	40,672	*
Steven B. Mathis(11)	30,583	*
Walsh R.E., Ltd.(12)	535,889	7.7
Royce and Associates (13)	394,200	5.7
All directors and executive officers as a group (10 persons)	2,543,779	34.7%

*Less	than 1%

(1)	Shares beneficially owned include shares that may be acquired pursuant to the exercise of outstanding stock options that are exercisable within 60 days of the record date, May 10, 2004.
(2)	Includes 690,727 shares held of record by Treadway Associates, L.P. and 252,000 shares subject to immediately exercisable stock options. His address is 4623 Oak Hammock Court, Ponce Inlet, Florida 32127.
(3)	Includes shares held of record by The Mark C. Mueller Trust for which Mr. Thomas W. Mueller is the sole trustee. Mark C. Mueller is a brother of Thomas W. Mueller. Includes 182,745 shares held of record by The Thomas W. Mueller Trust for which Mark C. Mueller is the sole trustee and 151,960 shares held of record by Market Street Realty Trust, for which Thomas W. Mueller is one of three trustees and as to which Thomas W. Mueller disclaims beneficial ownership. Thomas W. Mueller is a director of the Company and his address is 1300 West Main Street, Louisville, Kentucky 40203.
(4)	Includes 286,863 shares held of record by Vertecs Corporation, 2,003 shares owned by his spouse and children, as to which Mr. Brueggen disclaims beneficial ownership, and 1,000 shares owned jointly with his spouse. Mr. Brueggen is a director of the Company.
(5)	Includes 215,354 shares held of record by A.R.I. Incorporated. Mr. Mauldin is a director of the Company.
(6)	Includes 98,250 shares of record held by The Cody Birdwell Family Limited Partnership. Mr. Birdwell is Chairman of the Board of Directors of the Company.
(7)	Includes 83,340 shares held of record by Omega Reinsurance Company, 144 shares held of record as custodian for a child, and 100,333 shares subject to immediately exercisable stock options. Mr. Crim is a director and Chief Executive Officer and President of the Company.
(8)	Includes 3 shares held of record by his spouse as to which Mr. Weaver disclaims beneficial ownership. Mr. Weaver is a director of the Company.
(9)	Mr. Geneen is a director of the Company.

(10)	Includes 38,667 shares subject to immediately exercisable stock options. Mr. Scollo is Executive Vice President of the Company.
(11)	Includes 29,333 shares subject to immediately exercisable stock options. Mr. Mathis is Chief Financial Officer of the Company.
(12)	Its address is 588 Washburn Road, Tallmadge, Ohio 44278 according to a Schedule 13(d) as filed with the Securities and Exchange Commission.
(13)	Its address is 1414 Avenue of the Americas, New York, New York 10019 according to a Schedule 13(d) as filed with the Securities and Exchange Commission.

Compliance with Section 16(a) of the Securities and Exchange Act of 1934

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s officers and directors and persons who own 10% or more of the registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Securities and Exchange Commission regulations require that such directors, officers and 10% or more shareholders furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company all directors, officers or 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Messrs. Brueggen, Crim, Mauldin, Mueller and Treadway, members of the Company’s Board of Directors, are also directors of American Safety Risk Retention Group, Inc., a non-subsidiary affiliate, which managed by American Safety Insurance Services, Inc., the Company’s principal U.S. program development, underwriting and administrative services subsidiary, on a fee-for-service basis. This entity is consolidated with the Company for accounting purposes and, for purposes of independence analysis, is considered an affiliate of the Company. American Safety Risk Retention Group, Inc. is a stock captive insurance company licensed in Vermont and is authorized to write liability insurance in all 50 states as a result of the federal Risk Retention Act. The directors of American Safety Risk Retention Group, Inc. are elected annually by its shareholder/insureds.

In 1996, the Company entered into a retrocessional excess of loss reinsurance treaty (for policy limits in excess of reinsurance obtained from other unaffiliated reinsurers) with Omega Reinsurance Company (“Omega Re”), which is owned by Stephen R. Crim, then the Executive Vice President of the Company. The treaty covered certain asbestos liability and environmental remediation liability insurance policies in force, written or renewed by American Safety Risk Retention Group, Inc. a non-subsidiary affiliate, or a subsidiary of the Company, for which the Company acts as a reinsurer. In 2002, the Company paid reinsurance premiums of $94,000 to Omega Re. The treaty with Omega Re was terminated on April 1, 2002, is in run-off and was replaced by unaffiliated reinsurers.

American Safety Insurance Services, Inc., the Company’s principal U.S. program development, underwriting and administrative services subsidiary, leases approximately 25,000 square feet of office space in Atlanta, Georgia from a company, which is owned by Messrs. Crim, Hood, Mathis, Mueller, Scollo and Treadway, all of whom are officers or directors of the Company. Previously, until August 2002, the building owners included Messrs. Birdwell, Fox, Mueller, Treadway and Walsh, all of whom were directors or officers of the Company, but did not include Messrs. Crim, Hood, Mathis and Scollo. The lease, which expires August 1, 2007, provides for a base annual rent and a five year option to extend (with a 4% annual increase during such extension). American Safety Insurance Services, Inc. paid rent to the landlord of $450,193 and made tenant improvements of $597,205 in 2003.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended for inclusion in the Company’s Proxy Statement for the 2004 Annual General Meeting of Shareholders must be received at the offices of the Company, 44 Church Street, P.O. Box HM 2064, Hamilton HM HX, Bermuda, not later than January 24, 2005.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as proxies will vote or refrain from voting in accordance with their best judgment on such matters.

The Company will provide to any shareholder, without charge, upon written request, a copy of the Annual Report on Form 10-K for fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission. Such request should be addressed to the offices of the Company, 44 Church Street, P.O. Box HM 2064, Hamilton HM HX, Bermuda, Attention: Investor Relations.

ANNUAL REPORT

A copy of the Company’s 2003 Annual Report is being mailed to each shareholder together with this Proxy Statement.

Appendix A

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

AUDIT COMMITTEE CHARTER

January 2004

Purposes

The primary purposes of the Audit Committee are to assist the Board in its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. Its responsibilities in that regard include:

•	Reviewing the financial reports and other financial information provided by the Company to any governmental or other regulatory body and monitoring any public distribution or other uses thereof;

•	Reviewing the annual independent audit of the Company’s financial statements;

•	Reviewing the Company’s systems of internal accounting and financial controls; and

•	Reviewing and monitoring the internal audit process and internal audit results.

In discharging its duties, the Committee is empowered to investigate any matter brought to its attention with full access to all Company books, records, facilities, personnel, legal counsel and independent auditors, along with the sole power to retain and terminate outside counsel, auditors or other experts for this purpose and to approve their fees and other retention terms. Any independent auditor retained by the Company shall report directly to the Committee and is ultimately accountable to the Committee. The Committee shall be entitled to incur at the Company’s expense such other ordinary expenses that are necessary or appropriate in carrying out its duties.

The Committee shall review the adequacy of this Charter on an annual basis and recommend any appropriate changes to the Board for consideration.

Membership

Appointment and Removal. The Committee shall be appointed by the Board and shall serve at the pleasure of the Board for such term as the Board may decide or, with respect to an individual Committee member, until such Committee member is no longer a Board member. The Board shall designate the Chairman of the Committee.

Number and Meetings. The Committee shall be comprised of not less than three members of the Board. The Committee shall meet as often as necessary to fulfill its responsibilities.

Independence. The Committee members will each qualify as (1) an “independent director” under the rules of the New York Stock Exchange and (2) “independent” as defined by the rules and regulations of the Securities Exchange Act of 1934. These requirements as currently is effect are summarized in Annex A hereto. Accordingly, the members of the Committee will be directors who the Board affirmatively concludes have no material relationship to the Company, as determined by the Board, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company.

The failure of the Committee to satisfy the independence requirements set forth above or the financial literacy requirements set forth below shall not invalidate any actions taken by the Committee.

Financial Literacy. The Committee members will meet the experience requirements of the New York Stock Exchange and the Securities Exchange Act of 1934. Each Committee member will be financially literate or will become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise and that member or another member of the Committee must be an “audit committee financial expert” (as such term is defined by the rules and regulations of the Securities Exchange Act of 1934). The designation or identification of a person as an audit committee financial expert shall not (a) impose on such person any duties, obligations or liability greater than the duties, obligations and liability imposed on such person as a member of the Committee and the Board in the absence of such designation or identification or (b) affect the duties, obligations or liability of any other member of the Committee or the Board.

Responsibilities

The Company’s management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. Additionally, the Board recognizes that the Company’s financial management, as well as the independent auditors, have more time, knowledge and detailed information regarding the Company than do Committee members. As a result, in carrying out its oversight responsibilities, the Committee’s role is not to provide expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. As used in this Charter, the term “independent auditor” means any independent auditor, including one constituting a “registered public accounting firm” (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

The following functions shall be the common, recurring activities of the Committee in carrying out its duties.

1. Retention of Independent Auditors. The Committee shall be directly responsible for the appointment, compensation, retention, oversight and termination of the independent auditors. The Committee shall have the ultimate authority and responsibility to select the independent auditor (including approval of all engagement fees and terms and resolution of disagreements between management and the independent auditors), evaluate the independent

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auditors (including its qualifications, performance and independence) and, where appropriate, replace the independent auditors.

2. Independence of Auditors. In connection with the retention of the Company’s independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors and the other relationships between the Company and the auditors. The Committee shall be responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors and (c) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence.

3. Pre-Approval of Audit and Non-Audit Services. The Committee shall pre-approve all audit, review or attest services and all permissible non-audit services. The Committee may delegate to one or more of its members the authority to pre-approve audit services and non-audit services pursuant to any pre-approval policies and procedures established by the Committee and satisfying the requirements set forth in the Securities Exchange Act of 1934; provided, however, that all pre-approved services must be disclosed by such delegate to the full Committee at each of its scheduled meetings.

4. Independent Auditors’ Quality Control. The Committee shall obtain and review a report from the independent auditors, at least annually, which describes (a) the audit firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues.

5. External Audit Plans. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

6. Conduct of the Audit. The Committee shall review with the independent auditors any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management. The Committee, consistent with Section 303 of the Sarbanes-Oxley Act of 2002 and Regulation 13B-2 promulgated thereunder, shall not influence the conduct of the audit in any improper manner.

7. Review of Audit Results. The Committee shall review and discuss with the independent auditors the report of their annual audit, or proposed report of their annual audit, and (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including

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analyses of the effects of alternative GAAP methods on the financial statements, (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company and (d) any audit problems or difficulties encountered in the audit work and management’s response.

8. Assurances Under Section 10A of the Exchange Act. The Committee shall obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 (generally relating to the auditors’ identification of illegal acts and related party transactions) has not been implicated.

9. Financial Statements and Disclosures. The Committee shall review with management and the independent auditors the annual and quarterly financial statements to be included in the Company’s periodic reports, including disclosures in the Management’s Discussion and Analysis section contained therein. This review will occur prior to filing of the annual or quarterly report, as applicable, and the Committee shall recommend to the Board whether the audited annual financial statements should be included in the Company’s Form 10-K. The Committee shall review and consider with the independent auditors the matters required to be discussed by the Statement of Auditing Standards (“SAS”) No. 61.

10. Financial Press Releases. The Committee shall review and discuss the Company’s earnings press releases (including any use of “pro forma,” or “adjusted” non-GAAP, information) and the financial information and earnings guidance provided to analysts and rating agencies. This review may occur before or after issuance and may be done generally (i.e., review of the types of information to be disclosed and the types of presentation to be made).

11. Internal Audit Plans. The Committee shall review and discuss with the partner of the audit firm performing the internal audit function and appropriate members of his or her staff, and the in-house personnel performing any internal audit functions, the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

12. Internal Audit Results. The Committee shall review and discuss with the partner of the audit firm performing the internal audit function, management, the independent auditors and the appropriate staff members of each, the results of any internal audits.

13. Internal Accounting Controls. The Committee shall review and discuss with the partner of the audit firm performing the internal audit function, management, the independent auditors and the appropriate staff members of each, the quality and adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934.

14. Separate Meetings. The Committee shall meet separately and periodically with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

15. Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management in order to govern the processes by which management assesses and manages the Company’s exposure to risk.

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16. Hiring of Employees of Independent Auditors. The Committee shall set clear hiring policies for employees or former employees of the independent auditors, and in the absence of an applicable policy no such individual shall be hired.

17. Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18. Proxy Statement Report. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

19. Review of Other Matters. The Committee shall review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

20. Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

21. Reports to the Board. The Committee shall report regularly to the Board, which report may include issues that arise with respect to (a) the quality of integrity of the Company’s financial statements, (b) the Company’s compliance with legal or regulatory requirements, (c) the performance and independence of the Company’s independent auditors or (d) the performance of the internal audit function.

22. Annual Evaluation. The Committee shall conduct and review with the Board annually an evaluation of the Committee’s performance.

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Annex A

Audit Committee

Independence Requirements

NYSE Rules. No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In addition, the following directors shall not satisfy the definition of “independent”:

(i)	A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship.

(ii)	A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

(iii)	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship.

(iv)	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

(v)	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

SEC Rules. In order to be considered to be independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee:

(A) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or

(B) Be an affiliated person (as defined by the SEC) of the Company or any subsidiary thereof.

6

Other. No member of the Committee may simultaneously serve on more than three audit committees of companies with registered debt or equity (including the Company), unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

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Appendix B

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

January 2004

Purposes

The primary purposes of the Nominating and Corporate Governance Committee are to ensure that (1) the Company’s Board consists primarily of qualified independent directors and (2) the Company and its Board follow the best possible corporate governance practices. Its responsibilities in that regard include:

•	Identifying individuals qualified to become members of the Board and to recommend to the Board candidates for election or reelection as directors;

•	Monitoring and recommending corporate governance and other board practices; and

•	Overseeing performance reviews of the Board, its committees and the individual members of the Board.

In discharging its duties, the Committee is empowered to investigate any matter brought to its attention with full access to all Company books, records, facilities, personnel, legal counsel and independent auditors, along with the sole power to retain and terminate outside counsel or other experts for this purpose and to approve their fees and other retention terms. The Committee shall be entitled to incur at the Company’s expense such other ordinary expenses that are necessary or appropriate in carrying out its duties.

The Committee shall review the adequacy of this Charter on an annual basis and recommend any appropriate changes to the Board for consideration.

Membership

Appointment and Removal. The Committee shall be appointed by the Board and shall serve at the pleasure of the Board for such term as the Board may decide or, with respect to an individual Committee member, until such Committee member is no longer a Board member. The Board shall designate the Chairman of the Committee.

Number and Meetings. The Committee shall be comprised of not less than three members of the Board. The Committee shall meet as often as necessary to fulfill its responsibilities. The Committee may appoint subcommittees and may delegate its responsibilities to a subcommittee to the extent it deems appropriate.

Independence. The Committee members will each qualify as “independent” under the rules of the New York Stock Exchange. These requirements as currently in effect are summarized in Annex A hereto. Accordingly, the members of the Committee will be directors who the Board affirmatively concludes have no material relationship to the Company, as determined by the Board, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company.

The failure of the Committee to satisfy the independence requirements set forth above shall not invalidate any actions taken by the Committee.

Responsibilities

The following functions shall be the common, recurring activities of the Committee in carrying out its duties.

Nominating Responsibilities

1. The Committee shall lead the Company’s search for individuals qualified to become members of the Board.

2. The Committee shall evaluate and recommend to the Board for nomination candidates for election or reelection as directors.

3. In the event of a vacancy on the Board, or if the Committee becomes aware of a pending vacancy and the Board determines that such vacancy shall be filled by the Board, the Committee shall recommend to the Board qualified individual(s) for appointment to the Board.

4. The Committee shall establish and oversee appropriate director orientation and continuing education programs.

5. In assessing the qualification of a candidate, the Committee generally shall observe the following guidelines:

•	The only candidate who at the time of his initial election may be non-independent is the Chief Executive Officer of the Company. The remaining directors shall be independent at the time of their initial election, but shall not be disqualified from reelection as a result of subsequently no longer being independent, provided that at all times a substantial majority of the directors shall be independent. In assessing independence the Committee shall consider the requirements on New York Stock Exchange rules and such other factors as it deems advisable.

•	In considering candidates, the Committee shall consider their other obligations and time commitments and their ability to attend meetings in person.

•	In the event that the Chairman, other than the current Chairman at the time of the initial adoption of this Charter, is not independent, the Committee shall recommend another director to serve as the “lead independent director.”

•	To avoid potential conflicts of interest, interlocking directorships will not be allowed. Interlocking directorships shall be deemed to occur if a senior executive officer of the Company serves on the board of or as a trustee of a company or institution that employs one or more directors (i.e., reciprocal directorships).

Corporate Governance Responsibilities

1. The Committee shall, from time to time, as the Committee deems appropriate, make recommendations to the Board regarding an appropriate Board organization and structure.

2. The Committee shall, from time to time, as the Committee deems appropriate, evaluate the size, composition, membership qualifications, scope of authority, responsibilities, reporting obligations and Charters of each committee of the Board.

3. The Committee shall periodically review and assess the adequacy of the Company’s corporate governance principles as contained in this Charter. Should the Committee deem it appropriate, it may develop and recommend to the Board for adoption additional corporate governance principles.

4. The Committee shall periodically review the Company’s Memorandum of Association and Bye-Laws in light of existing corporate governance trends, and shall recommend any proposed changes for adoption by the Board or submission by the Board to the Company’s shareholders.

5. The Committee may make recommendations on the structure and logistics of Board meetings and may recommend matters for consideration by the Board.

6. The Committee shall consider, adopt and oversee all processes for evaluating the performance of the Board, each committee and individual directors.

7. The Committee shall annually review and assess its own performance.

8. The Committee shall oversee the development of a Chief Executive Officer succession plan, under which, among other things, the Board will receive periodic reports from management on the development of other members of senior management.

General

1. The Committee shall review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

2. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

3. The Committee shall report regularly to the Board.

4. The Committee shall conduct and review with the Board annually an evaluation of the Committee’s performance.

Annex A

Nominating and Corporate Governance Committee

Independence Requirements

NYSE Rules. No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In addition, the following directors shall not satisfy the definition of “independent”:

(i)	A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship.

(ii)	A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

(iii)	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship.

(iv)	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

(v)	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

Appendix C

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

CODE OF BUSINESS CONDUCT AND ETHICS

March 2004

I.	Purpose

The Board of Directors (the “Board”) of American Safety Insurance Holdings, Ltd. together with its subsidiaries (“collectively, American Safety” or the “Company”) has adopted this Code of Business Conduct and Ethics (the “Code”), in connection with Rule 303A of the New York Stock Exchange (the “NYSE Listing Standards”) and Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder. The provisions of this Code apply to all employees, officers, and directors of the Company, including the Company’s principal executive officers, principal financial officer, principal and senior accounting officers or controller, or persons performing similar functions (collectively, “Employees”).

The Code is designed to deter wrongdoing and to promote, honest and ethical conduct, avoidance of conflicts of interests, full, fair, accurate, timely and understandable disclosure in Securities and Exchange Commission public filings, compliance with applicable governmental laws, rules and regulations, prompt internal reporting to the Board of violations of the Code and accountability for adherence to the Code.

II.	Ethical Behavior

Each Employee is expected to adhere to a high standard of ethical conduct and to conduct his or her duties on behalf of the Company with uncompromising honesty and integrity. Each Employee of the Company is expected to be honest and ethical in dealing with all Company employees, customers, vendors and third parties.

III.	Conflicts of Interest

Each Employee is expected to avoid engaging in activities that conflict with, or are reasonably likely to conflict with, the best interests of the Company and its shareholders. An Employee must never use or attempt to use his or her position with the Company to obtain any improper benefit for himself or herself, for his or her family members, or for any other person. In addition, Employees should not have any position with or substantial interest in, any business enterprise for profit, the existence of which would be expected to conflict with the proper performance of his or her respective Company duties or responsibilities.

This provision applies not only to each Employee but also to immediate family members of each Employee, any trust in which an Employee (or a member of the Employee’s immediate family) has a beneficial interest (and over which it can exercise or influence decision making), and any person with whom the Employee (or a member of the Employee’s immediate family)

has a substantial business relationship. An “immediate family member” includes parent, child, spouse, domestic partner, brother, sister, parent-in-law, grandparent, and grandchild.

If an Employee believes a conflict of interest exists or may arise, he or she should immediately disclose the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate members of senior management of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that the Company’s interests are protected. For the avoidance of doubt, any transaction between the Company and another party on terms that are reasonably believed to be at least as favorable as the terms that the Company otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of this Code, provided that (i) with respect to the Board and any member of senior management, the Audit Committee of the Board was given prior notice of such transaction and (ii) with respect to all other Employees not included in the immediately preceding clause, the Company’s General Counsel was given prior notice of such transaction.

IV.	Corporate Opportunities

All Employees are prohibited from taking for themselves personally opportunities that are discovered through the use of corporate property, information or position without the consent of the Board. No Employee may use corporate property, information, or position for improper personal gain, and no Employee may compete with the Company directly or indirectly. All Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

V.	Competition and Fair Dealing

The Company seeks to outperform our competition fairly and honestly. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each Employee should endeavor to respect the rights of and deal fairly with the Company’s suppliers, customers, competitors and employees. No Employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered, given, provided or accepted by any employee of the Company, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Please discuss with your supervisor any gifts or proposed gifts which you are not certain are appropriate.

VI.	Integrity of Records and Financial Reporting

The Company applies the highest ethical standards in its financial and non-financial public reporting and follows all applicable Securities and Exchange Commission, NYSE Listing Standards, and other standards and rules regarding reporting. Employees are responsible for full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company. As such each Employee has the responsibility to be truthful and accurate in his or her accounting and reporting practices and to immediately report to appropriate Company personnel any information that he or she becomes aware of that affects disclosures made by the Company. This includes any violations of law or this Code that may warrant disclosure to appropriate government authorities. If an Employee discovers an error in any information previously disclosed to the public, such discovery should immediately be brought to the attention of members of senior management and the Audit Committee of the Board and, if applicable, the Company’s independent auditors or outside legal advisors.

VII.	Compliance With Laws, Rules And Regulations

It is the Company’s policy to comply with all applicable federal or state laws, rules, and regulations, the laws of any other jurisdictions in which we conduct business and the rules and regulations of self-regulatory organizations of which the Company is a member. Obeying the law, both in letter and spirit, is the foundation on which this Company’s ethical standards are built. It is the responsibility of each Employee to respect and adhere to such applicable laws, rules, and regulations. When an Employee is uncertain regarding the interpretation and/or application of any law or regulation, he or she should consult with a supervisor, a member of senior management, or the Company’s General Counsel.

VIII.	Confidentiality

Employees must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by the Company’s General Counsel or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. The obligation to preserve confidential information continues even after employment ends.

IX.	Protection and Proper Use of Company Assets

All Employees should endeavor to protect the Company’s assets and ensure their efficient use. Any suspected incident of fraud or theft should be immediately reported for investigation. The obligation to protect the Company’s assets include its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate the policies of the Company. It could also be illegal and result in civil or even criminal penalties.

X.	Waivers and Amendments

This Code may be amended or modified by the Board or by senior management of the Company. Waivers of this Code may only be granted by the Board or a committee of the Board with specific delegated authority. Waivers of and amendments to this Code will be disclosed to the public as required by the Securities Exchange Act of 1934 and the rules thereunder and the applicable rules of the NYSE Listing Standards.

XI.	Reporting any Illegal or Unethical Behavior or Accounting or Auditing Concerns

Compliance with this Code is important to the Company and depends on each Employee. If you observe or become aware of illegal or unethical behavior, violations of the Code or accounting or auditing concerns, you should promptly report the behavior to the Audit Committee of the Board. It is the policy of the Company not to retaliate against any person for the act of reporting, in good faith, a suspected ethical or legal violation or accounting or auditing concerns. Any attempt to take such adverse action is a violation of this Code and will result in significant discipline, including possible termination. To the extent the matter has been reported and remains unresolved you should report the matter to the Company’s outside legal advisors.

XII.	Enforcement

The Company’s Audit Committee—in coordination with senior management, the Company’s General Counsel and, where appropriate, the Board—is responsible for overseeing the fair, prompt and consistent enforcement of this Code, including the investigation of possible violations and the undertaking of remedial actions.

XIII.	Sanctions

The Company has a long-standing commitment to conduct all business activities with the highest ethical standards. Accordingly, this Code is important to the Company and must be taken seriously. Violations of this Code will not be tolerated and will result in disciplinary action. Depending on the nature of the violation involved, violation of this Code may result in civil or criminal legal enforcement actions.

PROXY

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Fred J. Pinckney and Gary P. Campbell, each or any one of them, with full power of substitution as Proxies to represent and to vote, as designated below, all the common shares of American Safety Insurance Holdings, Ltd. (the “Company”) held of record by the undersigned on May 10, 2004, at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on June 24, 2004, or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

PROPOSAL 1. Election of William O. Mauldin, Jr. and Jerome D. Weaver to serve as directors until the 2007 Annual Meeting

Mark	☐	FOR BOTH NOMINEES			☐	WITHHOLD AUTHORITY
One Box		(except as marked to the contrary below)				to vote for both nominees

Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name in the following space provided:

PROPOSAL 2. Election of Frank D. Lackner to serve as director until the 2006 Annual Meeting

Mark	☐	FOR			☐	WITHHOLD AUTHORITY
One Box

PROPOSAL 3. To ratify the Audit Committee’s reappointment of KPMG LLP as independent public accountants for the year ending December 31, 2004.

Mark	☐	For	☐	Against	☐	Abstain
One Box

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. Unless otherwise specified, this Proxy will be Voted For each of the Proposals and in the discretion of the persons named as Proxies on any other matters which may properly come before the Annual Meeting or any adjournments thereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: , 2004.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE	Signature

Signature if held jointly